UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2009

AEOLUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

                       0-50481                                                                  56-1953785
                       (Commission File Number)                                                                                                             (IRS Employer Identification No.)

26361 Crown Valley Parkway, Suite 150
Mission Viejo, California 92691
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On March 30, 2009, Aeolus Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the "Purchase Agreement") with two accredited institutional investors  (the "Investors") pursuant to which the Company sold and issued to the Investors in a private placement an aggregate of 5,357,143 units (the “Units”), comprised of an aggregate of 5,357,143 shares of common stock (the “Common Stock”) of the Company (the “Shares”) and warrants to purchase up to an aggregate of 13,392,857 additional shares of Common Stock (the “Warrants”), with an initial exercise price of $0.35 per share, subject to adjustment pursuant to the Warrants, with each Unit representing one share of Common Stock and a Warrant to purchase two-and-one-half shares of Common Stock, at a purchase price of $0.28 per Unit for aggregate gross proceeds of $1,500,000 (collectively, the “Financing”).  The Warrants are exercisable for a five year period from their date of issuance; contain a “cashless exercise” feature that allows the holder to exercise the Warrants without a cash payment to the Company under certain circumstances; contain a dividend participation right which allows the holder to receive any cash dividends paid on the Common Stock without exercising the Warrant and contain a provision that provides for the reduction of the exercise price to $0.01 in the event of any such payment of cash dividends by the Company; and contain standard anti-dilution provisions that provide for the adjustment of the exercise price and the number of shares of common stock that can be purchased in the event of a stock dividend or split, dividend payment or other issuance, reorganization, recapitalization or similar event.  The Purchase Agreement and the form of Warrant are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by this reference.

In connection with the Financing, the Company also entered into a Registration Rights Agreement (the “Rights Agreement”) with the Investors.  Pursuant to the Rights Agreement, the Company agreed to file one or more registration statements (collectively, the “Registration Statements”) with the Securities and Exchange Commission (the “SEC”) covering the resale of the Shares and all shares of common stock issuable upon exercise of the Warrants (together with the Shares, the “Registrable Securities”) upon demand of the holders of a majority of the Registrable Securities  (a “Demand Registration”).  Such holders have the right to two (2) Demand Registrations; provided, however, that the Company is not obligated to effect more than one (1) Demand Registration within any period of 12 consecutive months, subject to certain exceptions.  In the event the holders exercise their right to a Demand Registration, the Company has agreed to file a Registration Statement to register the resale of the Registrable Securities within a certain numbers of days after the request and to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof.  The Company also agreed to use its commercially reasonable efforts to keep the Registration Statements effective for a specified period.

In connection with filing the Registration Statements, if the SEC limits the amount of Registrable Securities to be registered for resale pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") or any successor rule providing for offering securities on a continuous or delayed basis, then the Company shall be entitled to exclude such disallowed Registrable Securities from the Registration Statements as set forth in the Rights Agreement; however, the Company may be required to file one or more additional Registration Statements successively trying to register on each such additional Registration Statement until all Registrable Securities have been registered for resale with the SEC in accordance with the terms of the Rights Agreement.  Pursuant to the Rights Agreement, the Company also granted the Investors certain piggyback registration rights.  The Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by this reference.

The net proceeds to the Company from the Financing, after deducting for expenses, were approximately $1.4 million. The Company intends to use the net proceeds from the Financing to finance the development of AEOL 10150 and to fund ongoing operations of the Company.

The Company did not use any form of advertising or general solicitation in connection with the Financing.

Concurrently with the Financing, the Company and the Investors entered into Amendment No. 2 to the Securities Purchase Agreement dated August 1, 2008, as amended by Amendment No. 1 thereto, dated August 4, 2008 ("Amendment No. 2"), pursuant to which the parties agreed to extend the expiration date in which certain of the Investors, at their sole option, may purchase up to an additional 4,000 senior convertible note units, in one or more closings, from February 1, 2011 to December 31, 2013.  Each senior convertible note unit is comprised of senior unsecured convertible notes of the Company, in an aggregate principal amount of $1,000, which shall bear interest at a rate of 7% per year and mature on the 30-month anniversary of their date of issuance, and warrants to purchase up to an aggregate of 2,000 shares of Common Stock, each with an initial exercise price of $0.50 per share, subject to adjustment pursuant to the warrants, and has a purchase price of $1,000.  Amendment No. 2 is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by this reference.

Affiliates of Xmark Opportunity Partners, LLC are the sole investors in the Financing. Together with its affiliates, Xmark Opportunity Partners, LLC beneficially owned approximately 58% of the Company's outstanding common stock prior to the Financing.  Xmark Opportunity Partners, LLC is the sole manager of Goodnow Capital, L.L.C. and possesses sole power to vote and direct the disposition of all securities of the Company held by Goodnow. Goodnow has the right to designate up to two directors for election to the Company's Board of Directors pursuant to the terms of a purchase agreement between Goodnow and the Company. David C. Cavalier, a current director of the Company, is President of Goodnow.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02.                      Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder. The agreements executed in connection with the Financing contain representations to support the Company’s reasonable belief that each Investor had access to information concerning the Company’s operations and financial condition, each Investor acquired the securities for its own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that each Investor is sophisticated within the meaning of Section 4(2) of the Securities Act and an "accredited investor" (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Company made no solicitation in connection with the Financing other than communications with the Investors; the Company obtained representations from each Investor regarding its investment intent, experience and sophistication; and each Investor either received or had access to adequate information about the Company in order to make informed investment decisions.

At the time of their issuance, the securities were deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities bear legends to that effect.

The information set forth in Item 1.01 of this Form 8-K is incorporated into this Item 3.02 by reference.

Item 8.01  Other Events.

On March 31, 2009, the Company issued a press release announcing the completion of the Financing. The text of the press release is set forth in Exhibit 99.1 attached to this Form 8-K and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit #	Description
4.1	Registration Rights Agreement dated March 30, 2009 by and among the Company and the investors whose names appear on the signature pages thereof
10.1	Securities Purchase Agreement dated March 30, 2009 by and among the Company and the investors whose names appear on the signature pages thereof
10.2	Form of Warrant to Purchase Common Stock
10.3
Amendment No. 2 dated March 30, 2009 to the Securities Purchase Agreement dated August 1, 2008, as amended by Amendment No. 1 thereto, dated August 4, 2008, by and among the Company and the investors whose names appear on the signature pages thereof

99.1	Press Release dated March 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

Date:  March 31, 2009
/s/ Michael P. McManus___________________
Michael P. McManus
Chief Financial Officer, Treasurer and Secretary